ID NO. 221                                                          EXHIBIT 10.1
                               AG CAPITAL COMPANY
                          CREDIT AGREEMENT MODIFICATION
                                                             FARGO, NORTH DAKOTA
                                                                    JUNE 1, 2000

         The Credit Agreement made and entered into as of June 1, 1999, by and among RDO EQUIPMENT CO. ("BORROWER"), and AG CAPITAL COMPANY ("Agent"), is hereby modified as follows:

         Section one (1), DEFINITIONS, page 7, of the Credit Agreement, shall be modified as follows:

         "TERMINATION DATE" MEANS THE EARLIER OF (a) DECEMBER 1, 2000; OR (b) THE DATE UPON WHICH THE OBLIGATION OF THE LENDER TO MAKE ADVANCES IS TERMINATED PURSUANT TO SECTION 2.7 OR SECTION 3.7.

         Except as expressly modified by the terms of this Credit Agreement Modification, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this agreement this _1_ day of June, 2000.

                                       RDO EQUIPMENT CO.
                                       A Delaware corporation

                                       By:    /S/TKE
                                              ---------------------------
                                              Thomas K. Espel
                                       Its:   Chief Financial Officer


                                       AG CAPITAL COMPANY
                                       A Delaware corporation

                                       By:    /S/Todd D. Zabel
                                              ---------------------------
                                              Todd D. Zabel
                                       Its:   Loan Officer


                                       1